Exhibit 10.14

Execution Version

AMENDMENT NO. 1 TO THE SECOND LIEN CREDIT AGREEMENT REFERRED TO BELOW, dated as of August 13, 2015 (this “Second Lien Amendment No. 1”), by and among DTZ UK GUARANTOR LIMITED, a private limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. BORROWER, LLC, a Delaware limited liability company (the “U.S. Borrower” or the “Borrower Representative”), DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian Borrower” and, collectively with U.S. Borrower, the “Borrowers”), Lenders constituting the Required Lenders and BANK OF AMERICA, N.A., as Administrative Agent.

PRELIMINARY STATEMENTS

A. Reference is made to the Syndicated Facility Agreement (Second Lien), dated as of November 4, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time through the date hereof, the “Second Lien Credit Agreement”), by and among Holdings, the Borrowers, the Administrative Agent and each Lender from time to time party thereto, pursuant to which the Lenders have extended credit to the Borrowers.

B. The Borrower Representative has requested (x) that the Required Lenders agree to amend 6.01(b), 6.01(c) and the last paragraph of Section 6.01 of the Second Lien Credit Agreement as set forth herein and otherwise in accordance with Section 10.01 of the Second Lien Credit Agreement and (y) that the Administrative Agent agree to amend Section 6.01(a) of the Second Lien Credit Agreement pursuant to Section 7.11 of the Second Lien Credit Agreement in connection with the change in Holdings’s fiscal year from June 30 to December 31.

C. NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the undersigned parties agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this Second Lien Amendment No. 1 shall have the same meanings specified in the Second Lien Credit Agreement.

SECTION 2. Amendments.

(a) The Second Lien Credit Agreement is hereby amended by amending and restating Sections 6.01(a), (b), (c) as follows:

“(a) within ninety (90) days after the end of each fiscal year of Holdings ending after the Closing Date (or one hundred twenty (120) days in the case of the fiscal year ended December 31, 2015, which is the first fiscal year of Holdings ending after the Closing Date), a combined or consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal year, and the related combined or consolidated statement of comprehensive income and cash flows for such fiscal year, together with related notes thereto and management’s discussion and analysis describing results of operations for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent publicly registered accountant of nationally recognized standing, which report and opinion (i) shall be prepared in accordance with generally accepted auditing standards and (ii) shall not be subject to any qualification as to the scope of such audit (but may contain a “going concern” statement that is due to the impending maturity of any of the Facilities (including, for the avoidance of doubt, the scheduled maturity date of any Loan or Commitment hereunder);

(b) within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of Holdings (or, (x) in the case of the fiscal quarters ending September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015, within seventy-five (75) days after the last day of such fiscal quarter and (y) in the case of the fiscal quarter ending September 30, 2015, within sixty (60) days after the last day of such fiscal quarter), a combined or consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal quarter, and the related (A) combined or consolidated statement of comprehensive income for the portion of the fiscal year then ended and (B) combined or consolidated statement of cash flows for the portion of the fiscal year then ended, setting forth, (commencing with the fiscal quarter ending December 31, 2014) in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year (in the case of any fiscal quarter ending prior to December 31, 2014 compared to the figures for the DTZ Acquired Companies for the corresponding fiscal quarter of the previous year) and management’s discussion and analysis describing results of operations for such quarter and such portion of the fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower Representative as fairly presenting in all material respects the financial position, results of operations and cash flows of Holdings and its Subsidiaries in accordance with GAAP, subject to normal year-end adjustments and the absence of footnotes, together with management’s discussion and analysis describing results of operations;

(c) within ninety (90) days after the end of each fiscal year (or one hundred twenty (120) days in the case of the fiscal year ending December 31, 2015), commencing with the budget for the 2015 fiscal year, a reasonably detailed consolidated budget for the following fiscal year (broken out on a quarterly basis) as customarily prepared by management of the Borrower Representative for internal use (including a projected consolidated balance sheet of Holdings and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected operations or income and projected cash flows and setting forth the material underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer of the Borrower Representative stating that such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such Projections, it being understood that any such Projections are not to be viewed as facts, are subject to significant uncertainties and contingencies, many of which are beyond the Borrowers’ control, that no assurance can be given that any particular Projections will be realized, that actual results may differ and that such differences may be material;”

(b) Section 6.01 of the Second Lien Credit Agreement is hereby further amended by amending and restating the final paragraph thereof as follows:

“Any financial statements required to be delivered pursuant to Section 6.01(a) or Section 6.01(b) prior to December 31, 2015 shall not be required to contain all purchase accounting adjustments relating to the Transactions and the CT Acquisition to the extent it is not practicable to include any such adjustments in such financial statements. Any financial statements required to be delivered pursuant to Section 6.01(a) or Section 6.01(b) prior to December 31, 2016 shall not be required to contain all purchase accounting adjustments relating to any Permitted Acquisition (other than the CT Acquisition) consummated after the Closing Date but prior to December 31, 2016 to the extent it is not practicable to include any such adjustments in such financial statements.”

SECTION 3. Conditions to Effectiveness. This Second Lien Amendment No. 1 shall become effective on August 13, 2015 (the “Second Lien Amendment No. 1 Effective Date”) so long as:

(a) the Administrative Agent receives an executed counterparts of this Second Lien Amendment No. 1, properly executed and delivered by (x) a Responsible Officer of each Borrower and (y) Lenders constituting the Required Lenders; and

(b) The representations and warranties of the Borrowers contained in Section 4 hereof shall be true and correct on and as of the Second Lien Amendment No. 1 Effective Date.

(c) All reasonable and documented out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, negotiation, solicitation of consents for, execution and delivery of this Second Lien Amendment No. 1 (but limited, in the case of such costs and expenses related to counsel to the Administrative Agent, to those of Cahill Gordon & Reindel LLP) shall have been paid.

SECTION 4. Representations and Warranties. Holdings, and the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders party hereto as of the Second Lien Amendment No. 1 Effective Date:

(a) The execution, delivery and performance by Holdings and each Borrower of this Second Lien Amendment No. 1 has been duly authorized by all necessary corporate or other organizational action of Holdings and such Borrower.

(b) None of the execution, delivery and performance by Holdings and each Borrower of this Second Lien Amendment No. 1 will (i) contravene the terms of any of Holding’s or such Borrower’s Organizational Documents, (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of Holdings or such Borrower under (A) any Contractual Obligation to which Holdings or such Borrower is a party or affecting Holdings or such Borrower or the properties of Holdings or such Borrower or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which Holdings or such Borrower or its property is subject; or (iii) violate any applicable Law; except with respect to any breach, contravention or violation referred to in clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Holdings or either Borrower of this Second Lien Amendment No. 1, except for (i) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect and (ii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d) This Second Lien Amendment No. 1 has been duly executed and delivered by Holdings and each Borrower. This Second Lien Amendment No. 1 constitutes a legal, valid and binding obligation of Holdings and each Borrower, enforceable against Holdings and such Borrower in accordance with its terms, subject to the making of the appropriate registrations, filings, stamping and/or notification and except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(e) The representations and warranties of the Borrowers and Holdings contained in Article V of the Second Lien Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Second Lien Amendment No. 1 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(f) No Default exists as of the Second Lien Amendment No. 1 Effective Date, or would result from the effectiveness of Second Lien Amendment No. 1.

SECTION 5. Amendment, Modification and Waiver. This Second Lien Amendment No. 1 may not be amended, modified or waived except in accordance with Section 10.01 of the Second Lien Credit Agreement.

SECTION 6. Entire Agreement. This Second Lien Amendment No. 1, the Second Lien Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. From and after the Second Lien Amendment No. 1 Effective Date, this Second Lien Amendment No. 1 shall constitute a “Loan Document” for all purposes of the Second Lien Credit Agreement and any other Loan Document. Except as expressly set forth herein, this Second Lien Amendment No. 1 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Second

Lien Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Second Lien Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Second Lien Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Second Lien Credit Agreement as amended hereby and that this Second Lien Amendment No. 1 is a Loan Document. The Required Lenders hereby acknowledge that the amendment to Section 6.01(a) herein is being made pursuant to and in accordance with Section 7.11 in order to adjust the Second Lien Credit Agreement to reflect the change in end date of Holdings’s fiscal year from June 30 to December 31.

SECTION 7. GOVERNING LAW.

(a) THIS SECOND LIEN AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) HOLDINGS AND THE BORROWERS, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND LIEN AMENDMENT NO. 1, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST HOLDINGS OR EITHER BORROWER IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

(c) HOLDINGS AND THE BORROWER THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING

ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS Section 7. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

SECTION 8. Severability. If any provision of this Second Lien Amendment No. 1 is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Second Lien Amendment No. 1 shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9. Counterparts. This Second Lien Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Second Lien Amendment No. 1 shall be effective as delivery of an original executed counterpart of this Second Lien Amendment No. 1.

SECTION 10. Headings. The headings of this Second Lien Amendment No. 1 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

AXA IM Inc, for and on behalf of Allegro
CLO II, Ltd

By:	/s/ Alexandre Thierry
Name:	Alexandre Thierry
Title:	Portfolio Manager

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

AXA IM Paris SA for and on behalf of
AXA IM Loan Limited

By:	/s/ Alexandre Thierry
Name:	Alexandre Thierry
Title:	Portfolio Manager

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

BABSON CAPITAL FLOATING RATE
INCOME MASTER FUND, L.P.
CITY OF NEW YORK GROUP TRUST
By: Babson Capital Management LLC as
Investment Manager

By:	/s/ Geoffrey Takacs
Name:	Geoffrey Takacs
Title:	Director

BABSON CAPITAL GLOBAL LOANS LIMITED
By: Babson Capital Management LLC as
Sub-Investment Manager

By:	/s/ Geoffrey Takacs
Name:	Geoffrey Takacs
Title:	Director

BABSON CLO LTD. 2013-II
By: Babson Capital Management LLC as
Collateral Manager

By:	/s/ Geoffrey Takacs
Name:	Geoffrey Takacs
Title:	Director

BABSON CLO LTD. 2014-II By: Babson Capital Management LLC as Asset Manager

By:	/s/ Geoffrey Takacs
Name:	Geoffrey Takacs
Title:	Director

[Signature page to Second Lien Amendment No. 1]

SC PRO LOAN IV LIMITED
By: Babson Capital Management LLC as Sub-Manager

By:	/s/ Geoffrey Takacs
Name:	Geoffrey Takacs
Title:	Director

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

B&M CLO 2014-1 Ltd.

By:	/s/ John Heitkemper
Name:	John Heitkemper
Title:	Portfolio Manager

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Midwest Operating Engineers Pension Fund
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Midwest Operating Engineers Pension Fund, account number 17-06210/MDP03

By:	/s/ John Heitkemper
Name:	John Heitkemper
Title:	Portfolio Manager

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2012-I, Ltd.
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2012-II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2012-III, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2013-III, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2013-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2013-II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2013-IV, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2014-II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2014, Ltd.
By: CIFC Asset Management LLC, its Portfolio Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2014-III, Ltd.
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2014-IV, Ltd
BY:	CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2015-II, Ltd.
By:	CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

CIFC Loan Opportunity Fund, Ltd.
By:	CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

CIFC Senior Secured Corporate Loan Master Fund Ltd.
By: CIFC Asset Management LLC, its Adviser

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

CIFC Tactical Income Master Fund Ltd.
BY:	CIFC Asset Management LLC, its Adviser

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Local 338 Retirement Fund
BY:	CIFC Asset Management LLC, its Investment
Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

CCP Loan Funding LLC
By:	Citibank, N.A.,

By:	/s/ Lauri Pool
Name: Lauri Pool
Title: Associate Director

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Cent CLO 23 Limited
By:	Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Columbia Floating Rate Fund, a series of Columbia
Funds Series Trust II

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

CQS Aiguille du Chardonnet MF S.C.A.
SICAV-SIF

By:	/s/ G. Rowe-Han
Name:	G. Rowe-Han
Title:	Authorised Signatory

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

CQS Credit Multi Asset Fund, a sub-fund of
CQS Global Funds (Ireland) plc

By:	/s/ G. Rowe-Han
Name:	G. Rowe-Han
Title:	Authorised Signatory

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Gracechurch Loans Fund, a sub-fund of
CQS Global Funds (Ireland) plc

By:	/s/ G. Rowe-Han
Name:	G. Rowe-Han
Title:	Authorised Signatory

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Advanced Series Trust-AST FI Pyramis
Quantitative Portfolio

By: Pyramis Global Advisors LLC as
Investment Manager

By:	/s/ Richard Synrod
Name:	Richard Synrod
Title:	Director

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Ballyrock CLO 2013-1 Limited

By: Ballyrock Investment Advisors LLC, as
Collateral Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Ballyrock CLO 2014-1 Limited

By: Ballyrock Investment Advisors LLC, as
Collateral Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Fidelity Advisor Series I: Fidelity Advisor
High Income Advantage Fund

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Fidelity American High Yield Fund for Fidelity Investments Canada ULC as
Trustee of Fidelity American High Yield
Fund

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Fidelity Canadian Asset Allocation Fund for Fidelity Investments Canada ULC as
Trustee of Fidelity Canadian Asset
Allocation Fund

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Fidelity Canadian Balanced Fund

for Fidelity Investments Canada ULC as
Trustee of Fidelity Canadian Balanced Fund

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Fidelity Central Investment Portfolios LLC:
Fidelity Floating Rate Central Fund

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Fidelity Floating Rate High Income Fund for Fidelity Investments Canada ULC as
Trustee of Fidelity Floating Rate High
Income Fund

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Fidelity Floating Rate High Income Investment Trust for Fidelity Investments Canada ULC as
Trustee of Fidelity Floating Rate High
Income Investment Trust

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Fidelity Funds SICAV / Fidelity Funds – US
High Yield

By: Fidelity Management & Research Company, as sub-advisor

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Fidelity Global Bond Series – US Dollar Monthly Income

By: Fidelity Management & Research Company, as sub-advisor

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Fidelity Income Fund: Fidelity Total Bond
Fund

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Fidelity Puritan Trust: Fidelity Puritan Fund

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Fidelity Summer Street Trust: Fidelity
Series Floating Rate High Income Fund

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Fidelity Summer Street Trust: Fidelity
Global High Income Fund

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Master Trust Bank Of Japan Ltd. Re:
Fidelity Us High Yield

By: Fidelity Management & Research Company as Investment Manager

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Pyramis Floating Rate High Income
Commingled Pool

By: Pyramis Global Advisors Trust Company as Trustee

By:	/s/ Richard Synrod
Name:	Richard Synrod
Title:	Director

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Pyramis Leveraged Loan LP

By: Pyramis Global Advisors LLC as
Investment Manager

By:	/s/ Richard Synrod
Name:	Richard Synrod
Title:	Director

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Variable Insurance Products Fund: Floating
Rate High Income Portfolio

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Dauphin Funding LLC
By: FS Global Credit Opportunities Fund as Sole Member
By: GSO Capital Partners LP as Sub-Adviser

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Blackstone / GSO Long-Short Credit Income Fund
BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Watford Re Ltd.
By: Highbridge Principal Strategies, LLC, its investment manager

By:	/s/ Serge Adam
Name:	Serge Adam
Title:	Managing Director

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

ZALICO VL Series Separate Account-2
BY: Highbridge Principal Strategies, LLC as Investment Manager

By:	/s/ Serge Adam
Name:	Serge Adam
Title:	Managing Director

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Loomis Sayles CLO II, LTD,
BY: Loomis, Sayles & Company, L.P., Its Collateral
Manager
Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Loomis Sayles Senior Floating Rate & Fixed Income Fund
By: Loomis, Sayles & Company, L.P., Its Investment
Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

NHIT: Senior Floating Rate and Fixed Income Trust
By: Loomis Sayles Trust Company, LLC, its Trustee

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

[Lender] MILFORD INCOME WHOLESALE

By:	/s/ Jonathan Windust
Name:	Jonathan Windust
Title:	Portfolio Manager

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Neuberger Berman CLO XIV, Ltd.
By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Neuberger Berman CLO XV, Ltd.
BY: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Neuberger Berman CLO XVI, Ltd.
By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Neuberger Berman CLO XVII, Ltd.
By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Neuberger Berman CLO XVIII, Ltd.
By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Neuberger Berman Investment Funds II Plc

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Neuberger Berman Senior Floating Rate Income Fund LLC

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

NB Global Floating Rate Income Fund Limited

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Neuberger Berman - Floating Rate Income Fund

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Neuberger Berman Strategic Income Fund

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners 24, Ltd.
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XIV, Ltd.
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XIX, Ltd.
By: Octagon Credit Investors, LLC as collateral manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XV, Ltd.
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XVI, Ltd.
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XVII, Ltd.
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XVIII, Ltd.
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XX, Ltd.
By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XXI, Ltd.
By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XXII, Ltd
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XXIII, Ltd.
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Octagon Loan Funding, Ltd.
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Octagon Senior Secured Credit Master Fund Ltd.
BY: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Margaret Harvey
Name:	Margaret Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity)
BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret Harvey
Name:	Margaret Harvey
Title:	Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

BCSSS Investments S.a.r.l.
BY: Sankaty Advisors, LLC, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

MPS Investments S.a.r.l.
BY: Sankaty Advisors, LLC, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

ALPS/Westport Resources Hedged High Income Fund
BY: Sound Point Capital Management, LP as Sub
Investment Advisor

By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	CLO Operations Manager

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Commonwealth of Pennsylvania, Treasury Department
BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Kaiser Foundation Hospitals
By: Sound Point Capital Management, LP as Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Privilege Underwriters Reciprocal Exchange
By: Sound Point Capital Management, LP as Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

PURE Insurance Company
By: Sound Point Capital Management, LP as Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Sound Point CLO II, Ltd
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By: Name: Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Sound Point CLO III, Ltd
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Sound Point CLO IV, Ltd
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Sound Point CLO VI, Ltd.
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:

Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Sound Point CLO VII, Ltd.
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

SOUND POINT FLOATING RATE FUND, A SERIES OF TAYLOR INSURANCE SERIES LP
BY: Sound Point Capital Management LP As Investment Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Sound Point Floating Rate Income Fund
BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Sound Point Senior Floating Rate Master Fund, L.P.
BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Teamsters Pension Trust Fund of Philadelphia & Vicinity
BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Symphony CLO XI, Limited Partnership
BY: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Symphony CLO XII, Ltd
By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Symphony CLO XIV, Ltd
By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Symphony CLO XV, Ltd
BY: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Arlington County Employees’ Retirement System

By:	/s/ Thomas Garcia
Name:	Thomas Garcia
Title:	Vice President,
Thornburg Investment Management, Inc.

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Delaware Public Employees’ Retirement System

By:	/s/ Thomas Garcia
Name:	Thomas Garcia
Title:	Vice President,
Thornburg Investment Management, Inc.

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

[Lender]

By: /s/ Anders Persson
Name: Anders Persson
Title: Managing Director

[If a second signature line is needed

By:
Name:
Title:]

TIAA-CREF High Yield Fund

By: TEACHERS ADVISORS, INC., its authorized investment advisor

Holder of $10,400,000

TIAA Global Public Investments, LLC

By: TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA its authorized investment advisor

Holder of $600,000

Its: Authorized Signatory

TIAA Global Public investments, LLC-Series Loan

By: Teachers insurance and Annuity Association of America its authorized investment advisor

Holder of $110,000

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Trinitas CLO II, Ltd.

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

UBS AG, STAMFORD BRANCH

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Denise Bushee
Name:	Denise Bushee
Title:	Associate Director

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

The Hartford Floating Rate Fund
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Hartford Total Return Bond HLS Fund
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

SunAmerica Senior Floating Rate Fund, Inc.
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

The Hartford Floating Rate High Income Fund
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

The Hartford Strategic Income Fund
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

The Hartford Total Return Bond Fund
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Wellington Management Portfolios (Luxembourg) IV
SICAV - FIS - Multi-Sector Credit Portfolio
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Wellington Trust Company, National Association Multiple Common Trust Funds Trust-Opportunistic Fixed Income Allocation Portfolio
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President

By:
Name:
Title:

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Ocean Trails CLO IV
By: West Gate Horizons Advisors LLC as Asset Manager

By:	/s/ Ryan White
Name:	Ryan White
Title:	Senior Credit Analyst

[Signature page to Second Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Lien Amendment No. 1 as of the date first written above.

Pioneer Floating Rate Trust

By: Pioneer Investment Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Secretary and Associate General
Counsel

[Signature page to Second Lien Amendment No. 1]

ACKNOWLEDGED BY:
BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Sheri Starbuck
Name: Sheri Starbuck
Title: Vice President

[Signature page to Second Lien Amendment No. 1]

DTZ U.S. BORROWER, LLC,
as the U.S. Borrower and Borrower Representative

By:	/s/ Clive Bode
Name:	Clive Bode
Title:	President

[Signature page to Second Lien Amendment No. 1]

DTZ UK GUARANTOR LIMITED, as Holdings

By:	/s/ Rajeev Ruparelia
Name:	Rajeev Ruparelia
Title:	Director

[Signature page to Second Lien Amendment No. 1]

Signed and delivered for:
DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936 under power of attorney in the presence of:

/s/ Sally Kwan	/s/ Simon Harle
Signature of Witness	Signature of Attorney

/s/ Sally Kwan	/s/ Simon Harle
Print Name of Witness	Print Name of Attorney

Address and occupation of
Witness

3/12 Wattle Valley Rd

Canterbury Vic 3126

Executive Assistant

[Signature page to Second Lien Amendment No. 1]